UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): May 19, 2021
HALLIBURTON COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-03492	75-2677995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 North Sam Houston Parkway East, Houston, Texas 77032
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (281) 871-2699

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $2.50 per share	HAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INFORMATION TO BE INCLUDED IN REPORT

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 19, 2021, Halliburton held its Annual Meeting of Shareholders.  Shareholders were asked to consider and act upon:

(1)	The election of Directors;
(2)	Ratification of the appointment of KPMG LLP as independent public accountants to examine the financial statements and books and records of Halliburton for the year 2021;
(3)	Advisory approval of executive compensation;
(4)	A proposal to amend and restate the Halliburton Company Stock and Incentive Plan; and
(5)	A proposal to amend and restate the Halliburton Company Employee Stock Purchase Plan.

The voting results for each matter are set out below.

1.	Election of Directors:
	Name of Nominee	For	Against	Abstain	Broker Non-Votes
	A.F. Al Khayyal	633,885,892	8,210,471	934,507	103,996,319
	W.E. Albrecht	615,938,642	26,170,537	921,691	103,996,319
	M.K. Banks	638,549,834	3,611,724	869,312	103,996,319
	A.M. Bennett	603,061,894	39,023,975	945,001	103,996,319
	M. Carroll	580,390,879	61,728,706	911,285	103,996,319
	M.S. Gerber	601,905,385	40,174,210	951,275	103,996,319
	P.H. Hall	614,491,360	27,630,652	908,858	103,996,319
	R.A. Malone	544,693,120	97,390,029	947,721	103,996,319
	J.A. Miller	603,419,629	36,597,301	3,013,940	103,996,319
	B.V. Patel	638,311,216	3,746,807	972,847	103,996,319

2.	Ratification of the selection of auditors:
	For	737,362,282
	Against	8,001,011
	Abstain	1,663,896
	Broker Non-Votes	N/A

3.	Advisory approval of executive compensation:
	For	297,222,973
	Against	344,681,123
	Abstain	1,126,774
	Broker Non-Votes	103,996,319

4.	Proposal to amend and restate the Halliburton Company Stock and Incentive Plan:
	For	625,833,576
	Against	16,246,863
	Abstain	950,431
	Broker Non-Votes	103,996,319

5.	Proposal to amend and restate the Halliburton Company Employee Stock Purchase Plan:
	For	638,402,310
	Against	3,873,352
	Abstain	755,208
	Broker Non-Votes	103,996,319

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY
Date: May 21, 2021	By: \s\ Bruce A. Metzinger
Bruce A. Metzinger
Vice President, Public Law and Assistant Secretary